UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: August 16, 2006): August 17, 2006

NEW YORK & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-32315	33-1031445
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

450 West 33rd Street
5th Floor
New York, New York 10001
(Address of Principal executive offices, including  Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On August 16, 2006, New York & Company, Inc. (the “Company”) and BSMB/NYCG LLC, the Company’s controlling stockholder, amended the Company’s Stockholders Agreement to increase the number of authorized directors from 11 to 12. The increase was necessary to effectuate the appointment of Pamela Grunder Sheiffer to the Company’s board of directors. See Item 5.02 below to this Current Report on Form 8-K.

Item 5.02                                             Departure of Directors or Principal Officers;  Election of Directors;  Appointment of Principal Officers.

On August 16, 2006, the Company appointed Pamela Grunder Sheiffer, 60, as a director on the Company’s board of directors.  The board of directors has determined that Ms. Grunder Sheiffer is an independent director in accordance with the rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange.  The appointment of Ms. Grunder Sheiffer brings the Company’s  board from 11 members to 12.  Ms. Grunder Sheiffer was also elected to be a member of the board’s compensation committee whose members now include Arthur E. Reiner (Chairman), Bodil M. Arlander and Pamela Grunder Sheiffer.

Since 1997, Ms. Grunder Sheiffer has been President of P. Joyce Associates, Inc., a consulting firm specializing in retail, manufacturing, licensing and providing services to investment firms. From 1995 to 1997, she was President of The Design and Source Company, a manufacturer and marketer of ladies apparel. From 1988 to 1995, she was Vice President of Merchandising and Marketing for Retail Apparel Group, Inc. d/b/a Dots, a retailer of women’s clothing with over 250 stores.  Prior to that, Ms. Grunder Sheiffer held various senior management positions in retail, including Senior Vice President of May Department Stores. She is currently Vice Chairman of Learning Leaders, one of New York City’s largest educational non-profits with approximately 15,000 volunteers in the New York City schools.  She is a former member of the board of directors of Dan River Mills, Inc. a manufacturer and marketer of textile products for home fashions and apparel fabrics and is currently a member of the board of directors of Rock of Ages (ROAC:NASDAQ).

Item 9.01                                             Financial Statements and Exhibits

(d)         Exhibit

Exhibit No.	Description
99.1	Press release issued on August 17, 2006.
99.2	Amendment to Stockholders Agreement dated August 25, 2004 by and among the registrant, BSMB/NYCG LLC, Richard P. Crystal, Ronald W. Ristau and the other stockholders named therein, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK & COMPANY, INC.

/s/ RONALD W. RISTAU
Date: August 17, 2006	Name:	Ronald W. Ristau
	Title:	Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued August 17, 2006.
99.2	Amendment to Stockholders Agreement dated August 25, 2004 by and among the registrant, BSMB/NYCG LLC, Richard P. Crystal, Ronald W. Ristau and the other stockholders named therein, as amended.